Exhibit 16.1


November 18, 2004



Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, DC  20549

Dear Sirs/Madams:

We have read Item 4.01 of Ag-Bag International Limited's Amendment No 3 to Form 8-K dated November 18, 2004. We agree with the statements made therein.

                                                          Very truly yours,



                                                          /s/ Moss Adams LLP
                                                          Medford, Oregon